Note 3 - Going Concern	12 Months Ended
Dec. 31, 2012
Going Concern Note
3.        Going Concern:

As of December 31, 2012, the Company was in breach of loan covenants with certain banks relating to EBITDA, overall cash position (minimum liquidity covenants), adjusted net worth, book equity and asset cover. As a result of these covenant breaches and due to cross default provisions contained in all of the Company's bank facilities, the Company was in breach of all its loan facilities and has classified all its debt and financial instruments as current. The amount of long term debt and financial instruments that have been reclassified and presented together with current liabilities amount to $172,619 and $5,811 respectively (Note 9).

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result should the Company be unable to continue as a going concern, except for the current classification of debt and financial instruments.

Our operating cash flow for 2013 is expected to increase compared to 2012 since the Company anticipates that the decrease in revenue due to the planned sale of the UACC Sila will be less than the decrease in expenses as a result of management’s cost cutting initiatives including the unwinding and reduction of office lease agreements, the reduction of management fees and the reduction of the cost for the provision of the Company’s executive officers from Central Mare.

Based on the Company's cash flow projections for 2013, cash provided by operating activities will not be sufficient to cover scheduled debt repayments as of December 31, 2012. As of the date of this report, the Company is current in its debt and interest payments.

The Company intends to take certain actions during 2013 in an effort to improve its liquidity.  Such actions may include the reduction of expenses, negotiations to defer part of the Company's debt repayments into future years, equity or debt offerings and/or asset sales.